                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]


Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

                         Hollywood Casino Corporation
                         ----------------------------
               (Name of Registrant as Specified in its Charter)


                         Hollywood Casino Corporation
                         ----------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i) (1) or 14a-6(i) (2)
       or Item 22(a)(2) of Schedule 14A.
[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6 (i) (3).
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

       1)  Title of each class of securities to which transaction applies:
       2)  Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)  Proposed maximum aggregate value of transaction:
       5)  Total fee paid:

[   ]  check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount previously paid:......................................
       2)  Form, Schedule or Registration Statement No.:................
       3)  Filing Party:................................................
       4)  Date Filed:..................................................

                          HOLLYWOOD CASINO CORPORATION

                         Two Galleria Tower, Suite 2200
                             13455 Noel Road, LB 48
                              Dallas, Texas  75240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 30, 1996


To the Stockholders of
 Hollywood Casino Corporation

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hollywood Casino Corporation (the "Company") will be held at the Westin Hotel, 13340 Dallas Parkway, in the City of Dallas, Texas 75240 on the 30th day of July 1996, at 10:00 a.m. (local time) for the following purposes:

  1. To elect three (3) directors to hold office until their respective successors have been duly elected and qualified.

  2.  To approve the Hollywood Casino Corporation 1996 Long-Term Incentive Plan.

  3. To approve the Hollywood Casino Corporation 1996 Non-Employee Director Stock Plan.

  4. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for fiscal year 1996.

  5. To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

  The Board of Directors has fixed the close of business on June 21, 1996, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, such meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to such meeting.

  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGE OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF PROXY SOLICITATION.

                         BY ORDER OF THE BOARD OF DIRECTORS,


                         William D. Pratt, Secretary

Dallas, Texas
July 3, 1996

                         HOLLYWOOD CASINO CORPORATION

                         Two Galleria Tower, Suite 2200
                             13455 Noel Road, LB 48
                              Dallas, Texas  75240

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 30, 1996

                     SOLICITATION AND REVOCATION OF PROXIES

          This Proxy Statement and the accompanying Proxy are being mailed to the stockholders of Hollywood Casino Corporation (the "Company") on or about July 3, 1996, in connection with the solicitation of Proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held on July 30, 1996 (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment(s) thereof.

          The accompanying form of Proxy is designed to permit each holder of the Company's common stock, par value $.0001 per share ("Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under Proposal 1 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed and dated proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, such Proxy will be voted by those persons named in the Proxy at the Annual Meeting: FOR the election of the nominees specified under the caption "Election of Directors" in Proposal 1 and FOR the actions specified in Proposal 2, Proposal 3 and Proposal 4.

          The Company encourages the personal attendance of stockholders at its annual meetings, and giving of a Proxy does not preclude the right to vote in person should any stockholder giving the Proxy so desire. Any stockholder of the Company giving a Proxy has the right to revoke his or her Proxy at any time prior to the voting thereof either in person at the Annual Meeting or by giving written notice to the Company addressed to Mr. William D. Pratt, Secretary, Hollywood Casino Corporation, Two Galleria Tower, Suite 2200, 13455 Noel Road, LB 48, Dallas, Texas 75240; however, no such revocation shall be effective until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

          In addition to the solicitation of Proxies by use of the mail, officers and regular employees of the Company may solicit the return of Proxies by personal interview, telephone and telegraph. Such officers and employees will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to the beneficial owners of stock. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy Statement, the form of Proxy enclosed herewith, any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

                            PURPOSES OF THE MEETING

          At the Annual Meeting, the stockholders of the Company will consider and vote on the following matters:

          1. The election of three (3) directors to hold office until their respective successors have been duly elected and qualified.

          2.  To approve the Hollywood Casino Corporation 1996
              Long-Term Incentive Plan.

          3.  To approve the Hollywood Casino Corporation 1996
              Non-Employee Director Stock Plan

          4. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for fiscal year 1996.

          5. Such other and further business as may properly come before the meeting or any adjournment(s) thereof.


                    VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

General

          The Board of Directors of the Company has fixed the close of business on June 21, 1996, as the record date (the "Record Date") for the Annual Meeting. Only holders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. On the Record Date there were 24,719,968 shares of Common Stock issued and outstanding, all of which are entitled to vote. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Holders of the Company's Common Stock of record as of the Record Date will be entitled to one (1) vote per share on all matters to be acted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment(s) thereof is necessary to constitute a quorum to transact business. In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for director. Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby increasing the number of votes necessary to effectuate any proposal. Broker "non-votes" (i.e., shares held in nominee name of brokers on behalf of customers, which shares are not represented by proxy) are not counted for purposes of the meeting.

          All shares of Common Stock will vote as a single class. Neither the Company's Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

Regulation

          Holders of Class A Common Stock may be subject to certain regulatory restrictions on ownership. Holders are subject to the qualification provisions of the New Jersey Casino Control Act (the "Casino Act") relating to financial sources and may, in the sole discretion of the New Jersey Casino Control Commission with the concurrence of the Division of Gaming Enforcement, be required to make filings, submit to regulatory proceedings and qualify under the Casino Act. The Illinois Gaming Board and Mississippi Gaming Commission may require persons holding Class A Common Stock to be investigated and licensed or found suitable to hold such stock. The gaming laws and regulations of other jurisdictions in which the Company may seek or obtain licenses may also contain restrictions on the ability of a person or group to acquire or hold Class A Common Stock or may require regulatory approval. Finally, the federal Merchant Marine Act of 1936 and the federal Shipping Act of 1916 and applicable regulations thereunder contain provisions designed to present persons who are not citizens of the United States, as defined therein, from holding in the aggregate more than 25% of the outstanding shares of Class A Common Stock. A holder of Class A Common Stock who cannot legally hold such shares, or who exposes the Company to a risk of loss of a license or other regulatory risks, may be required to sell his or her shares of Class A Common Stock to a qualified buyer or to the Company at the price prescribed by law or, if no price is prescribed, at the fair market value (defined in the Company's Certificate of Incorporation).

Security Ownership of Certain Beneficial Owners

          Based on filings with the Securities and Exchange Commission, the only person known to the Company, other than certain directors of the Company, which beneficially owned more than 5% of the outstanding Common Stock as of the Record Date is described below:



                                      Shares of   Percentage of
                                     Common Stock  Outstanding
Name and Address of                  Beneficially    Common
Beneficial Owner                        Owned         Stock
- ----------------------------------  --------------   -------

  Keystone Custodian Funds, Inc.
  200 Berkeley Street
  Boston, MA  02116-5034            2,417,591 (a)      9.8%

___________________________

(a) According to a Schedule 13G filed on February 15, 1996, Keystone Custodian Funds, Inc. has sole power to vote or to direct the vote with respect to 2,417,591 shares and sole power to dispose or to direct the disposition of 2,417,591 shares.

Security Ownership of Management

  The following information pertains to the Common Stock beneficially owned by each director, each executive officer and former executive officer named under "Renumeration of Directors and Executive Officers" and by all current directors and officers of the Company as a group as of the Record Date:


                           Shares of   Percentage of
                          Common Stock  Outstanding
                          Beneficially    Common
    Beneficial Owner        Owned (a)      Stock
- ------------------------  --------------  ------

Jack E. Pratt...........   4,120,377 (b)   16.7%
Edward T. Pratt, Jr.....     956,748 (c)    3.9%
William D. Pratt........   4,909,897 (d)   19.9%
Edward T. Pratt III.....   2,532,621 (e)   10.2%
Richard D. Knight.......      80,999           *
Leonard M. DeAngelo.....      65,004           *
Theodore H. Strauss.....       3,000           *
William P. Weidner (f)..     286,981        1.2%
Bradley H. Stone (f)....     181,990           *


                           Shares of   Percentage of
                          Common Stock  Outstanding
                          Beneficially    Common
    Beneficial Owner        Owned (a)      Stock
- ------------------------  --------------  ------

All directors and
 officers as a group       12,776,649 (g)   51.4%

____________________________

* Less than 1%

(a) Except as otherwise described, each individual has the sole power to vote and dispose of the Common Stock beneficially owned by him.

(b) Beneficial ownership is attributable to the following: (i) C. A. Pratt Partners, Ltd., a Texas limited partnership of which Jack E. Pratt is the General Partner, owns 1,282,123 shares (5.2%) of the outstanding stock of the Company, (ii) J.E. Pratt Co. No. 1, a Texas general partnership of which Mr. Pratt is the Managing General Partner, owns 1,799,387 shares (7.3%) of the outstanding stock of the Company, and (iii) the W.D. Pratt Family Trust, for which Mr. Pratt is the Managing Trustee, owns 1,003,867 shares (4.1%) of the outstanding stock of the Company.

(c) Beneficial ownership is attributable to E.T. Pratt Co. No. 1, a Texas general partnership of which Edward T. Pratt, Jr. is the Managing General Partner, which owns 926,748 shares (3.7%) of the outstanding stock of the Company.

(d) Beneficial ownership is attributable to the following: (i) W.D. Pratt Co. No. 1, a Texas general partnership of which William D. Pratt is the Managing General Partner, owns 290,830 shares (1.2%) of the outstanding stock of the Company, (ii) the J.E. Pratt Family Trust, for which Mr. Pratt is the Managing Trustee, owns 4,588,867 shares (18.6%) of the outstanding stock of the Company, and (iii) WDP Jr. Family Trust, for which Mr. Pratt is the Managing Trustee, owns 9,750 shares, less than 1% of the outstanding stock of the Company.

(e) Beneficial ownership is attributable to the E. Pratt Family Trust, of which Edward T. Pratt III is the Managing Trustee, which owns 2,076,013 shares (8.4%) of the outstanding stock of the Company. Also includes options to purchase 130,008 shares of Common Stock of the Company exercisable within 60 days under the Hollywood Casino Corporation 1992 Stock Option Plan (the "HCC Plan").

(f)  Former officer or director of the Company.  Resigned effective November
     1995.

(g) Includes 130,008 shares of Common Stock of the Company subject to options exercisable within 60 days of the date hereof.

                             ELECTION OF DIRECTORS

  The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors shall consist of not fewer than three (3) members and that the number of directors shall be determined by resolution of the Board of Directors at any meeting. By action of the Board of Directors, the number of directors comprising the Board of Directors has been set at seven (7). During November 1995, Messrs. Daniel B. Greenwood and William P. Weidner resigned their positions on the Board of Directors for personal reasons. The remaining members of the Board of Directors elected James A. Colquitt to fill the unexpired term of Mr. Greenwood. The Board of Directors has not filled the position vacated by Mr.

Weidner. The Board of Directors is divided into three classes of approximately equal size, and directors are elected for staggered three-year terms. The class standing for reelection at the Company's annual stockholders meeting in 1996 consists of Messrs. Jack E. Pratt, Edward T. Pratt III and Theodore H. Strauss; 1997 consists of Mr. James A. Colquitt and an existing vacancy on the Board of Directors; and 1998 consists of Messrs. Edward T. Pratt, Jr. and William D. Pratt.

  Unless otherwise directed on any duly executed and dated Proxy, it is the intention of the persons named in such Proxy to nominate and to vote the shares represented by such Proxy for the election of the nominees listed in the table below for the office of director of the Company to hold office until their respective successors have been duly elected and qualified:


                                    Year First
                                     Became a
     Name and Age                    Director  Present Offices Held in the Company
    -------------                    --------  -----------------------------------

Jack E. Pratt (69)                      1990   Chairman of the Board and Chief
                                               Executive Officer and Director

Edward T. Pratt III (40)                1992   President, Chief Operating Officer
                                               and Director

Theodore H. Strauss (71)                1993   Director

          The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the person or persons voting the Proxy will vote the shares represented by such Proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. Each nominee, so far as the Board can determine, is willing to serve and intends to serve the entire term if elected. If elected as a director of the Company, each director will hold office until his respective successor has been duly elected and qualified.

Business Experience for Past Five Years

          The following information summarizes the business experience during at least the past five years of each person nominated to be a director of the
Company:

          Mr. Jack E. Pratt has been Chief Executive Officer and Chairman of the Board of the Company since 1993 and Chairman of the Board of Directors and Chief Executive Officer of Pratt Hotel Corporation ("PHC"), an approximately 80%-owned subsidiary of the Company, for more than five years. From 1990 to May 1995, he also served as President of the Company.

          Mr. Edward T. Pratt III has served on the Board of Directors of the Company since 1992. From 1992 to July 1993, he served as Vice President of the Company; from July 1993 to May 1995, he served as Executive Vice President of the Company; and in May 1995, Mr. Pratt was elected President and Chief Operating Officer of the Company. Mr. Pratt served as Executive Vice President-Development and Corporate Affairs of PHC for more than 5 years until November 1995 when he was elected President and Chief Operating Officer of PHC. He also served as co-chairman and co-chief executive officer of Southmark San Juan, Inc. ("SSJ"), 49% of the stock of which was owned by PHC at the time of the filing by SSJ of a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division. In November 1992, the reorganization plan was confirmed by the Bankruptcy Court.

          Mr. Theodore H. Strauss has served on the Board of Directors of the Company since 1993. Mr. Strauss has been a Senior Managing Director of Bear, Stearns & Co. Inc., a leading national investment banking firm, for more than five years. He also serves on the Board of Directors of Clear Channel Communications, Sport Supply Group and Sizeler Property Investors. Bear, Stearns & Co. Inc. served as an underwriter with respect to the October 1995 offering of Senior Secured Notes by the Company. See "Transactions with Management."

Required Vote

          Assuming the presence of a quorum, the affirmative vote of the holders of at least of a plurality of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting is necessary for the election of directors. The Directors have informed the Company that they intend to vote all of their shares of Common Stock in favor of the nominees, and, because the Directors own or beneficially own 50.4% of the outstanding Common Stock, election of the nominees is assured.

Recommendation

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

Board Meetings and Committees

          Nonemployee directors of the Company received an annual fee of $50,000 for service on the Board of Directors. The Board of Directors of the Company held four regular and two special meetings during the year ended December 31, 1995. All directors attended at least 75% of all meetings of the Board of Directors and committees thereof for which they were eligible to serve.

          The Board of Directors of the Company has Audit and Compensation Committees, but does not have a standing nominating committee. No additional compensation or fees are paid to directors for attending Audit and Compensation Committee meetings.

          Audit Committee. The Audit Committee has the duty to (i) recommend annually to the Board of Directors the independent public accountants to be engaged to audit the books, records and accounts of the Company for the ensuing year; (ii) arrange the details for the engagement of the independent public accountants, including the remuneration to be paid; (iii) review with the Company's independent public accountants, as well as the Company's controller and other appropriate personnel, the Company's general policies and procedures with respect to audits and accounting and financial controls and the general accounting and reporting principles that should be applied in preparing the Company's financial statements; (iv) meet with the independent public accountants as required and review with them the Company's interim and year-end financial statements, any certification, report or opinion that the independent public accountants propose to render in connection with such statements, and any other appropriate matter; and (v) make such reports and recommendations to the Board of Directors in connection with the foregoing as it shall deem appropriate or as the Board of Directors may request, and take such action thereon as the Board of Directors may direct it to take. The Audit Committee is comprised of Messrs. James A. Colquitt, Theodore H. Strauss and Edward T. Pratt, Jr. Messrs. Colquitt and Strauss were appointed to replace Messrs. Daniel B. Greenwood and Edward T. Pratt III in December 1995. The Audit Committee met twice during 1995.

          Compensation Committee. The Compensation Committee of the Board of Directors has the duty to review the compensation of the Company's executive officers and to review the granting of stock options to key officers and employees of the Company. The Compensation Committee is comprised of Messrs. Jack E. Pratt, William D. Pratt, James A. Colquitt and Theodore H. Strauss. Mr. Colquitt was appointed to replace Mr. Daniel B. Greenwood in December 1995. The Compensation Committee met twice during 1995. The report of the Compensation Committee appears in this Proxy Statement under the heading "Renumeration of Directors and Executive Officers."

Family Relationships

          Messrs. Jack E. Pratt, Edward T. Pratt, Jr. and William D. Pratt are brothers (the "Pratt Brothers"). Mr. Edward T. Pratt III, President and Chief Operating Officer of the Company, is the son of Mr. Edward T. Pratt, Jr. There is no other family relationship between any of the directors and any executive officers of the Company or its subsidiaries or affiliates.

Certain Relationships

          See "Transactions with Management" for certain transactions between directors and the Company or its subsidiaries or affiliates.

                                   MANAGEMENT

          Certain information is set forth below concerning the directors, executive officers and certain key employees of the Company. For a discussion of other activities of certain of the directors and officers and certain entities with which they are affiliated, see "Transactions with Management."


                        Name                           Age                       Position
                        ----                           ---                       --------

Jack E. Pratt (1) (2)................................   69    Chief Executive Officer and Chairman of the Board
                                                              of Directors of the Company; Chairman of the
                                                              Board, Chief Executive Officer and Director of PHC

Edward T. Pratt, Jr. (1).............................   72    Vice President, Treasurer and Vice Chairman of the
                                                              Board of Directors of the Company; Vice Chairman
                                                              of the Board, Treasurer and Director of PHC

William D. Pratt (1) (3).............................   67    Executive Vice President, Secretary, Acting General
                                                              Counsel and Director of the Company; Executive
                                                              Vice President, Secretary, Acting General Counsel
                                                              and Director of PHC

Edward T. Pratt III (2)..............................   40    President, Chief Operating Officer and Director of
                                                              the Company; President and Chief Operating Officer
                                                              of PHC

James A. Colquitt (4)................................   77    Director of the Company

Theodore H. Strauss (2)..............................   71    Director of the Company

Albert J. Cohen (1)..................................   56    Executive Vice President and Principal Financial
                                                              Officer of the Company; Executive Vice President
                                                              and Principal Financial Officer of PHC

Charles F. LaFrano III (1)...........................   41    Vice President of Finance of the Company; Vice
                                                              President of PHC

Richard D. Knight (5)................................   49    Executive Vice President - Operations of the
                                                              Company; Executive Vice President and Chief
                                                              Operating Officer of Hollywood Casino - Aurora, Inc.
                                                              ("HCA") and HWCC - Tunica, Inc. ("HCT"), both wholly
                                                              owned subsidiaries of the Company

Leonard M. DeAngelo (6)..............................   44    President of Greate Bay Hotel and Casino, Inc.
                                                              ("GBHC"), a wholly owned subsidiary of PHC

____________________________

(1) Except as noted below, all of such persons have served in the positions described for PHC for more than five years. Messrs. Edward T. Pratt, Jr. and William D. Pratt have held their positions with the Company since 1990; Mr. Albert J. Cohen since 1993; and Mr. Charles F. LaFrano III since 1994.

(2) See "Election of Directors - Business Experience for Past Five Years" for certain information with respect to Messrs. Jack E. Pratt, Edward T. Pratt III and Theodore H. Strauss.

(3) William D. Pratt previously served as General Counsel of both the Company and PHC for more than five years prior to May 1995. Mr. Pratt also served as Vice President and Secretary of SSJ, at the time of its filing on August 20, 1992 of a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division. In November 1992, the reorganization plan was confirmed by the Bankruptcy Court.

(4) James A. Colquitt is self-employed as an insurance consultant and was elected to the Board of Directors of the Company in December 1995. Until 1983, Mr. Colquitt was Chairman of the Board of Colquitt, Owens & Stephens, a general insurance agency based in Marietta, Georgia. From 1986 until November 1995, Mr. Colquitt served on the Board of Directors of PHC.

(5) Richard D. Knight was elected Executive Vice President of Operations of the Company in May 1995. He has also served as Executive Vice President and Chief Operating Officer of HCA since 1992 and of HCT since 1994. Mr. Knight has over 20 years of casino operating experience and was previously employed as a senior operating officer within the Bally organization, serving most recently as Senior Vice President of Bally's Park Place, Inc. from 1991 to 1992 and as Senior Vice President and Chief Operating Officer of Bally's Grand Hotel and Casino, Inc. in Atlantic City, New Jersey from 1989 to 1991.

(6) Leonard M. DeAngelo was named President of GBHC in November 1995. He previously served as Senior Vice President of GBHC from March 1995 to November 1995 and Vice President of Casino Operations of GBHC from February 1988 to March 1995.

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and certain stockholders to file with the Securities and Exchange Commission (the "Commission") an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of equity securities of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1995, Forms 5 and amendments thereto furnished with respect to the year ended December 31, 1995, the Company has determined that each of Bradley H. Stone, Albert J. Cohen and Charles F. LaFrano III were late once in filing a statement of change in beneficial ownership, in each case relating to a single transaction.

                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

          Summary of Cash and Certain Other Compensation

          The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries, to or on behalf of (i) the Company's Chief Executive Officer; (ii) each of the four other most highly compensated executive officers of the Company determined as of the end of the last fiscal year; and (iii) additional individuals who would have qualified as among the four other most highly compensated executive officers of the Company but for the fact that the individual was not serving as an executive officer of the Company at the end of the last fiscal year (hereafter referred to as the named executive officers) for the fiscal years ended December 31, 1995, 1994 and 1993.




                                                                                   Long-Term
                                        Annual Compensation                       Compensation
                                        -------------------        Other Annual      Awards/        All Other
  Name and Principal Position         Year    Salary     Bonus    Compensation (1)   Options     Compensation (2)
  ---------------------------         ----   -------    -------  -----------------   ---------   ----------------
Jack E. Pratt (3)                      1995  $565,998   $205,000     $14,000                -      $   211,772
  Chief Executive                      1994   530,197    150,000      13,000                _          105,552
  Officer and Chairman of the          1993   444,248          -      16,500                _           42,295
  Board of the Company

Edward T. Pratt III (4)                1995   325,897   118,000           -                 _            1,980
  President and Chief Operating        1994   305,076   135,000           -                 _            2,250
  Officer of the Company               1993   234,239         -           -                 _            3,000

Edward T. Pratt, Jr. (3)               1995   284,001    62,000      18,500                 _           43,396
 Vice President, Treasurer and         1994   277,452    60,000      18,000                 _           40,485
 Vice Chairman of the Board of         1993   243,648         -      20,625                 _            3,000
  the Company

Richard D. Knight
 Executive Vice President -            1995   378,888    80,000           -                 _            1,980
 Operations of the Company,            1994   349,867    50,000           -                 _            2,250
 Executive Vice President and          1993   330,667    50,000           -                 _            3,000
 Chief Operating Officer of HCA
 and HCT

Leonard M. DeAngelo (5)                1995   284,772    75,000           -                 _            1,980
  President of GBHC                    1994   223,920         -           -                 _            2,100
                                       1993   207,853         -           -                 _            2,956

William P. Weidner (5)                 1995   814,180         -           -                 _            1,980
  Formerly  President and              1994   727,698         -           -                 _            2,250
  Chief Operating Officer of PHC       1993   690,075         -           -                 _            3,000

Bradley H. Stone (5)                   1995   506,313         -           -                 _            1,980
  Formerly Executive Vice              1994   479,231         -           -                 _            2,250
  President of PHC                     1993   457,983         -           -                 _            3,000

__________________________

(1) Represents directors' fees for service as a director to a subsidiary of PHC.

(2) Includes matching contributions by the Company to The Hollywood Casino Corporation and Subsidiaries Retirement Savings Plan on behalf of the named executive officer. See also "Employee Retirement Savings Plan" below. Amounts set forth above for Messrs. Jack E. Pratt and Edward T. Pratt, Jr. also include pension benefit accruals on their behalf. See also "Employment Contracts" below.

(3) Messrs. Jack Pratt and Edward Pratt, Jr. concurrently hold the positions as officers of PHC described under the caption "Management" pursuant to those certain employment agreements described under the caption "Employment Contracts". The Company reimburses PHC for those portions of the respective salaries and pension accruals which relate to services provided to the Company and PHC reimburses the Company for the portion of bonuses which relate to services provided to PHC. Of the salary, bonus and all other compensation amounts reported above, the following tabulation presents amounts which relate to services which the Messrs. Pratt provided to the Company:

                                               All Other
                         Salary     Bonus    Compensation
                        ---------  --------  ------------

Jack E. Pratt
 1995                    $454,930  $133,250      $105,886
 1994                     442,263    25,385        53,528
 1993                     294,173         -        28,007

Edward T. Pratt, Jr.
 1995                    $202,941  $ 31,000      $ 21,698
 1994                     207,677    10,154        20,802
 1993                     131,906         -             -

(4) Mr. Edward Pratt III concurrently serves as President and Chief Operating Officer of PHC. Prior to November 1995, he served as Executive Vice President of Development and Corporate Affairs of PHC. PHC reimburses the Company for that portion of salary, bonus and other compensation which relates to services provided to PHC. Of the salary, bonus and other compensation amounts reported above, the following represents amounts which relate to services which Mr. Pratt provided to the Company: 1995 - salary $274,031, bonus $100,300, all other compensation $990; 1994 - salary $233,299, bonus $60,230, all other compensation $1,721; and 1993 - salary $143,921, all other compensation $1,843. All other amounts included in the totals reported above relate to services provided to PHC and paid by PHC.

(5) All amounts included in the totals reported above relate to services provided to PHC and paid by PHC.

                       OPTION GRANTS IN LAST FISCAL YEAR

          No grants of stock options under the Hollywood Casino Corporation 1992 Stock Option Plan (the "HCC Plan") or the Pratt Hotel Corporation 1990 Incentive Stock Option Plan (the "PHC Plan") were made to the named executive officers during the fiscal year ended December 31, 1995.

          Option Exercises and Holdings

          The following table provides information, with respect to the named executive officers, concerning options granted under the HCC Plan during the last fiscal year and unexercised options held as of the end of the fiscal year:

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                    HCC PLAN
                                    --------


                                                                                                       Value of Unexercised
                                                                                                      In-the-Money Options at
                                                                                                      FY-End (Market Price of
                                            Value Realized            Number of Unexercised           Shares at FY-End ($4.25)
                                Shares     (Market Price at             Options at FY End               Less Exercise Price)
                               Acquired      Exercise Less       ----------------------------------  ------------------------------
           Name               on Exercise   Exercise  Price)      Exercisable      Unexercisable      Exercisable    Unexercisable
           ----              -------------  ---------------     ---------------  -----------------  ---------------  -------------

Jack E. Pratt..............              -              -                 -                  -                -                  -
Edward T. Pratt III........              -              -           130,008                  -         $552,456                  -
Edward T. Pratt, Jr........              -              -                 -                  -                -                  -
Richard D. Knight..........         26,666       $223,312                 -                  -                -                  -
Leonard M. DeAngelo........         21,668        184,165                 -                  -                -                  -
William P. Weidner.........        113,327        991,543                 -                  -                -                  -
Bradley H. Stone...........         63,330        538,267                 -                  -                -                  -

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                    PHC PLAN
                                    --------

                                                                                                       Value of Unexercised
                                                                                                      In-the-Money Options at
                                                                                                      FY-End (Market Price of
                                            Value Realized            Number of Unexercised           Shares at FY-End ($2.25)
                                Shares     (Market Price at             Options at FY End               Less Exercise Price)
                               Acquired      Exercise Less       ----------------------------------  ------------------------------
           Name               on Exercise   Exercise  Price)      Exercisable      Unexercisable      Exercisable    Unexercisable
           ----              -------------  ---------------     ---------------  -----------------  ---------------  -------------

Jack E. Pratt..............              -              -                 -                  -                -                  -
Edward T. Pratt III........              -              -                 -                  -                -                  -
Edward T. Pratt, Jr........              -              -                 -                  -                -                  -
Richard D. Knight..........              -              -                 -                  -                -                  -
Leonard M. DeAngelo........              -              -                 -                  -                -                  -
William P. Weidner.........              -              -                 -                  -                -                  -
Bradley H. Stone...........              -              -                 -                  -                -                  -

  Employment Contracts

  Jack E. Pratt, Chairman of the Board and Chief Executive Officer of the Company, Edward T. Pratt, Jr., Vice Chairman of the Board, Vice President and Treasurer of the Company, and William D. Pratt,

Executive Vice President, Secretary and Acting General Counsel of the Company, have been under employment contracts with PHC and have provided services to the Company pursuant to intercompany allocation agreements ratified by the respective Boards of Directors of the Company and PHC. Their employment contracts were executed during October 1989 and originally expired on December 31, 1994, but were extended by amendment through December 31, 1996. Effective as of January 1, 1996, the Company has assumed the obligations and extended the terms of the contracts to December 31, 1998 with respect to Jack E. Pratt and to December 31, 1997 with respect to Edward T. Pratt, Jr. and William D. Pratt. Services to PHC will continue to be provided pursuant to intercompany allocation agreements. The terms of the contracts may be extended again by mutual agreement of the parties and the extended term, or any further extension thereof, will be followed immediately by a four-year period as consultants to the Company. Upon expiration of the consulting term, each of the Pratt Brothers will be entitled to receive a lifetime pension benefit and his designated beneficiary is entitled to receive a death benefit, throughout the term of the employment, consulting and pension benefit periods.

  The terms of the employment contracts provide for an annual base salary in the first year for Jack E. Pratt, Edward T. Pratt, Jr. and William D. Pratt of $350,000, $223,000 and $191,000, respectively, subject to annual review and increase by the Compensation Committee of the Board of Directors of the Company. Compensation under the consulting and pension benefit provisions of the employment contracts of each of the Pratt Brothers will be 75% of the average of his three highest annual salaries during the employment term of the contract. The death benefit is derived by multiplying a Pratt Brother's highest annual salary during his employment term by 50% and such benefit will be paid annually to his designated beneficiary for a period of ten years after his death. The estimated annual pension benefit payable to Jack E. Pratt, Edward T. Pratt, Jr. and William D. Pratt is currently $425,000, $220,000 and $192,000, respectively.

  Edward T. Pratt III, President and Chief Operating Officer of the Company, is under an employment contract dated as of May 1, 1996 in such capacities continuing through April 30, 2000 unless sooner terminated by either party. The terms of Mr. Pratt's agreement provide for a minimum annual base salary effective January 1, 1996 of $425,000, subject to annual review and increase by the Compensation Committee of the Board of Directors of the Company.

  Richard D. Knight, Executive Vice President of Operations of the Company and Executive Vice President and Chief Operating Officer of HCA and HCT, is under an employment contract, as amended by letter agreement dated May 9, 1995, in such capacities continuing through December 31, 1997 unless sooner terminated by either party. The terms of Mr. Knight's agreement provide for an annual base salary of $450,000, subject to annual increases based on changes in the Consumer Price Index, as defined, and an annual bonus of not less than $56,500.

  Leonard M. DeAngelo, President of GBHC, serves under an employment contract, as amended on November 17, 1995, in such capacity continuing through November 16, 1998, unless sooner terminated by one of the respective parties. The terms of Mr. DeAngelo's amended contract provide for a minimum annual base salary of $450,000, subject to annual increases of five percent.

  William P. Weidner, formerly President and Chief Operating Officer of PHC, and Bradley H. Stone, formerly Executive Vice President of PHC and President of GBHC, were under employment contracts in such respective capacities continuing through December 31, 1995; both contracts were terminated in November 1995. The terms of Mr. Weidner's and Mr. Stone's contracts provided for minimum annual base salaries of $677,000 and $422,000, respectively, subject to annual increases based on changes in the Consumer Price Index, as defined in the employment contracts.

  Stock Option Plans

  The 1992 Hollywood Casino Corporation Stock Option Plan.  During 1992, the
  -------------------------------------------------------
Company reserved 1,197,000 shares of Class B Common Stock for the purpose of establishing the Hollywood Casino Corporation 1992 Stock Option Plan (the "HCC Plan") for its key executives. After the consummation of the Company's initial public offering in June 1993 all stock options outstanding under the HCC Plan became exercisable for Class A Common Stock and any options granted under the HCC Plan after that date are to purchase Class A Common Stock.

  Options granted under the HCC Plan vest in equal annual installments over a period of three years. In the event of the death, disability or retirement of a participant in the HCC Plan, the participant's options will accelerate and be exercisable in full. If the participant's employment with the Company is terminated for cause (as defined in the HCC Plan), the options held by that participant shall automatically terminate. Options granted under the HCC Plan are not assignable except by will, the laws of descent and distribution or pursuant to qualified domestic relations order. The HCC Plan provides that if any person or group (other than certain members of the Pratt family) becomes the beneficial owner of 51% or more of the total voting power of each class of the Company's capital stock (subject to certain exceptions), the vesting of all outstanding options will accelerate and be exercisable in full. The exercise of incentive stock options granted under the HCC Plan is subject to a $100,000 calendar-year limit for each option holder based on the fair market value of the Company's Common Stock at the time the option was granted.

  The exercise price of options granted under the Company Plan may be paid in cash or in shares of Class A Common Stock valued at fair market value on the date of exercise.

  The 1990 Pratt Hotel Corporation Incentive Stock Option Plan.  On March 22,
  ------------------------------------------------------------
1990, PHC adopted the Pratt Hotel Corporation 1990 Incentive Stock Option Plan (the "PHC Plan"). The PHC Plan provides for the granting of incentive stock options that are intended to qualify for special tax treatment under the Internal Revenue Code (the "Code"). The shares to be offered under the Plan consist of shares (whether authorized and unissued or issued and reacquired) of the Common Stock. Options for no more than 102,092 shares of the Common Stock may be granted under the PHC Plan.

  The PHC Plan is administered by the Compensation Committee of the Board of Directors (the "Board") of PHC. Subject to the terms of the PHC Plan, the Compensation Committee may from time to time determine those key employees who shall be granted stock options under the PHC Plan, the number of shares to be subject to such options and interpret and establish and amend rules and regulations relating to the PHC Plan. Only key employees of PHC or any of its subsidiaries are eligible to participate in the PHC Plan. Incentive stock options granted under the PHC Plan are exercisable for a term ending five years from the date of grant.

  The exercise of options is subject to a $100,000 calendar-year limit for each option holder based on the fair market value of the Common Stock at the time the option was granted. Options not exercised in earlier periods shall be accumulated and available for exercise in later periods. Options may be exercised only as to full shares of Common Stock. Upon termination of an optionee's employment with PHC for any reason, including death or disability, his or her options will immediately expire.

  The Compensation Committee may provide for the exercise of options immediately or in installments, and upon such other terms, conditions and restrictions as it may determine, including granting PHC the right to repurchase shares issued upon the exercise of options. The PHC Plan provides that if any person or group (other than Pratt Brothers) becomes the beneficial owner of more than 51% of the Common Stock (other than by merger, consolidation or purchase from PHC), PHC's right to repurchase a former employee's shares shall terminate.

  Employee Retirement Savings Plan

  During 1993, the Company adopted The Hollywood Casino Corporation and Subsidiaries Retirement Savings Plan (the "Savings Plan"), a qualified defined contribution plan for the benefit of all of the Company's employees who satisfy certain eligibility requirements. The Savings Plan is qualified under the requirements of section 401(k) of the Code allowing participating employees to benefit from the tax deferral opportunities provided therein. All employees of the Company who have completed one year of service, as defined, and who have attained the age of 21, are eligible to participate in the Savings Plan.

  The Savings Plan provides for a matching contribution by the Company based upon certain criteria, including levels of participation by the Company's employees. The Company accrued matching contributions totaling approximately $820,000 for the year ended December 31, 1995.

  Compensation Committee Interlocks and Insider Participation

          The Compensation Committee of the Board of Directors of the Company is comprised of Messrs. Jack E. Pratt, William D. Pratt, James A. Colquitt and Theodore H. Strauss. Jack E. Pratt and William D. Pratt serve as executive officers and directors of the Company and PHC. They also serve on the Compensation Committee of PHC. Mr. Colquitt, prior to his appointment to the Board of Directors and Compensation Committee of the Company, held similar positions with PHC. Mr. Strauss is senior managing director of Bear, Stearns & Co. Inc., which served as underwriters with respect to certain securities offerings during 1995. See"Transactions with Management."

                      REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee believes that the Company's dramatic emergence as one of the industry's leading casino entertainment developers and operators since going public in 1993 is directly attributable to the caliber and commitment of its officers, senior management and key operational managers. Attracting and retaining executives capable of sustaining and managing the Company's growth over the long term are fundamental to building stockholder value and are among the Company's highest priorities. As a reflection of such high priority, the Company retained the Performance and Compensation Management Consulting Practice of KPMG Peat Marwick (the "Consultant") in 1995 to conduct a review and analysis of the Company's executive compensation policy and provide the Company with recommendations for such policy (the "Consultant's Report").

          It is the Compensation Committee's overall goal to develop executive compensation policies that are consistent with, and linked to, strategic business objectives and Company values. The Compensation Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of Company compensation polices. The Compensation Committee also reviews and approves all salary arrangements and other recommendations for executives, evaluates executive's performance, and considers other matters.

          The Consultant's recommendations contained in the Consultant's Report affirmed the Company's existing executive compensation policy that executive compensation should consist of three components: a base salary commensurate with each executive's respective scope of responsibilities and level of personal performance and competitive with the base salary offered to executives of similar caliber and responsibilities in comparable gaming companies and other relevant industries; an annual incentive compensation program rewarding exceptional financial and operational performance as measured against predetermined criteria and taking into account prevailing operational, financial, competitive, regulatory and other constraints; and a stock option program tying executive compensation to long-term share price appreciation. The Compensation Committee approved base salaries for executives for the fiscal year 1996 and awarded bonuses to executives for the fiscal year 1995 in accordance with the foregoing policies and the recommendations contained in the Consultant's Report.

          Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. When evaluating individual performance, the Compensation Committee considers the executive's efforts in promoting Company values; continuing management training and development; improving quality developing relationships with customers, suppliers and employees; demonstrating leadership abilities among coworkers; and other goals.

          The annual incentive plan promotes the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses to achieve Company, business unit and individual performance goals. Annual bonus opportunities afford the Company with the opportunity to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. Eligible executives are assigned threshold, target and maximum bonus levels based on a percentage of base salary. The percentages have been established on bonus practices and opportunities within companies comparable to the Company's size and/or industry. Executives earn bonuses to the extent to which preestablished goals are achieved. Targets are considered by the Compensation Committee to be achievable, but to require stretch performance from each executive.

          Long-term incentives are provided to executives pursuant to the Company's stock option plans. In keeping with the Company's commitment to provide a total compensation package which favors at risk components of pay, long-term incentives comprise a substantial portion of an executive's total compensation package. The Compensation Committee's objective is to provide executives with long-term incentive award opportunities that are on par with grants made within the Company's industry and are reflective of performance. Long-term incentive award guidelines have been developed based on the same method used at establishing bonus award guidelines. Practices of comparable companies have been adapted for use at the Company with the actual percent granted varying by position within the Company.

          Stock options are granted at an option price not less than fair market value of the Company's common stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates from the date that the options are granted. This design focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company.

          The Compensation Committee believes that the compensation program for the executives of the Company is comparable with the compensation program provided by comparable companies and serves the best interests of the shareholders of the Company. The Compensation Committee also believes that performance pay is appropriately linked to individual performance, annual financial performance of the Company and stockholder value.

          In 1995 Mr. Jack E. Pratt, Chairman of the Board and Chief Executive Officer of the Company, was an employee of PHC and served under an employment agreement with PHC dated as of September 21, 1989, as amended (the "Employment Agreement"), described in the Company's Form 10-K for the fiscal year ended December 31, 1995. Mr. Pratt provided services to the Company through an intercompany overhead allocation arrangement (the "Overhead Allocation Arrangement") previously approved by the Boards of Directors of the Company and PHC. In light of previous decisions of the Board of Directors of PHC and its Compensation Committee, the minimum annual base salary of Mr. Pratt under the Employment Agreement has been set at $566,000 effective as of July 1, 1994. There were no adjustments to the annual base salary of Mr. Pratt in the fiscal year 1995.

          Effective as of January 1, 1996, the Company assumed the obligations of PHC under the Employment Agreement and extended the term of such Employment Agreement to December 31, 1998. Mr. Pratt continues to provide services to the Company and PHC which allocate the cost of such services pursuant to the Overhead Allocation Arrangement. In January 1996, the Compensation Committee (exclusive of Messrs. Jack E. Pratt and William D. Pratt who did not consider or vote on such matters) unanimously approved (i) an increase in the annual base salary of Mr. Jack E. Pratt from $566,000 to $645,000 effective as of January 1, 1996 and (ii) the award of a bonus to Mr. Jack E. Pratt in the amount of $205,000 for fiscal year 1995, in recognition of profitable operations at a riverboat gaming facility owned by a subsidiary of the Company, profitable operations at a dockside gaming facility owned by a subsidiary of the Company and the successful refinancing of substantially all of the Company's gaming related debt obligations at more favorable terms.

          Mr. Leonard M. DeAngelo is an employee of a subsidiary of PHC and serves under an employment agreement with such subsidiary through November 16, 1998, unless sooner terminated as provided therein. As an employee of a subsidiary of PHC, the compensation of Mr. De Angelo is established by PHC's Compensation Committee and is based principally on his rights under his employment agreement. See "Remuneration of Directors and Executive Officers - Employment Contracts".

          Mr. Richard D. Knight serves under an employment agreement through December 31, 1997, unless sooner terminated as provided therein. The terms of Mr. Knight's employment agreement currently provide for an annual base salary of $450,000, subject to annual increases based on changes in the consumer price index and an annual bonus of not less than $50,000 through December 31, 1995 and $56,500 thereafter. In addition, in September 1995, the Compensation Committee unanimously approved the award of an additional bonus to Mr. Knight in the amount of $30,000 based on his efforts and performance in connection with the successful opening of the Hollywood Casino in Tunica County, Mississippi.

          Federal income tax legislation has limited the deductibility of certain compensation paid to the Chief Executive Officer and covered employees to the extent the compensation exceeds $1,000,000. Performance-based compensation and certain other compensation, as defined, are not subject to the deduction limitation. It is not currently anticipated that any covered employee could earn annual compensation in excess of the one million dollar definition under existing or proposed compensation plans. The Company continually reviews its compensation plans to minimize or avoid potential adverse effects of this legislation. The Compensation Committee will consider recommending such steps as may be required to qualify either annual or long-term incentive compensation for deductibility if that appears appropriate at some time in the future.

          This report and the accompanying stock price performance graph are provided for general informational purposes only pursuant to regulations under the Securities Exchange Act of 1934. No information contained in this report or the accompanying graph shall be deemed to be filed in whole or in part for purposes under the Securities Act or the Securities Exchange Act of 1934, or incorporated by reference into any filing made thereunder.

                         Compensation Committee


                         Jack E. Pratt
                         William D. Pratt
                         James A. Colquitt
                         Theodore H. Strauss

                            STOCK PRICE PERFORMANCE

          The graph set forth below compares the stock price performance of the Company with those of the Dow Jones Equity Market Index and the Dow Jones Index for the Casino Industry for the period since the Company's Common Stock became publicly traded (May 28, 1993). The Company has not paid dividends over such period of time; however, the comparative equity market and industry data assumes reinvestment of dividends. The stock price performance shown below may not be indicative of future stock price performance. (Table substituted for graph).

                          Hollywood Casino Corporation
                            Stock Price Performance
                              (May 28, 1993 = 100)



                                       Hollywood
                      Equity  Casino    Casino
      Date            Index   Index   Corporation
- --------------------  ------  ------  -----------

May 28, 1993           100.0   100.0        100.0
June 30, 1993          100.4    99.9        135.9
September 30, 1993     103.2   129.8         92.2
December 31, 1993      105.2   117.9         79.7
March 31, 1994         101.2   102.2         70.3
June 30, 1994          101.4    78.2         42.2
September 30, 1994     106.2    87.8         42.2
December 30, 1994      106.0    90.5         35.9
March 31, 1995         116.3   117.1         35.2
June 30, 1995          127.6   131.0         55.5
September 29, 1995     138.3   126.2         43.8
December 29, 1995      146.7   120.1         26.6


                          TRANSACTIONS WITH MANAGEMENT

          PHC operates the Holiday Inn located at the north entrance of the Dallas/Fort Worth International Airport ("DFW North") which is owned by Metroplex Hotel Limited ("Metroplex"), a limited partnership owned at December 31, 1995 by Jack E. Pratt and Edward T. Pratt, Jr., each as 30% general and limited partners, William D. Pratt as a 10% general and limited partner and Crystal A. Pratt, the former wife of Jack E. Pratt, as a 30% limited partner. During the year ended December 31, 1995, PHC made capital expenditures under the hotel operating agreement totaling approximately $750,000 toward property improvements. PHC is also obligated by the operating agreement, which expires in 2002, to make minimum payments equal to principal and interest payments on the indebtedness incurred by Metroplex to purchase DFW North. During February 1994, PHC purchased such underlying indebtedness with a principal balance of approximately $13.8 million from third parties at a cost of $6.8 million ($1 million of which was paid during 1993), with funds borrowed from the Company, and subject to third party indebtedness amounting to $2.7 million. Payments under the hotel operating agreement, net of debt service receipts, amounted to $530,000 during the year ended December 31, 1995. Payments from Metroplex, including interest at the rate of 9 1/2% per annum, are due monthly with the remaining principal balance of $13.4 million due May 31, 1997.

          In September 1994, a subsidiary of the Company entered into an agreement with an entity owned by a relation to the Pratt Brothers to manage the operation and maintenance of a company-owned aircraft and to make such aircraft available for charters by third parties. Expenses and commissions charged by the management company under the agreement during 1995 totaled $462,000.

          Theodore H. Strauss, a director of the Company, also serves as Senior Managing Director of Bear, Stearns & Co. Inc., which served as an underwriter with respect to the October 1995 offering of $210 million of Senior Secured Notes issued by the Company.

              PROPOSAL TO APPROVE THE HOLLYWOOD CASINO CORPORATION
                         1996 LONG-TERM INCENTIVE PLAN

General

          The Board of Directors adopted the Hollywood Casino Corporation 1996 Long-Term Incentive Plan on June 12, 1996, subject to stockholder approval. The 1996 Plan is being submitted for stockholder approval for three reasons. First, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), stockholder approval is necessary in order for performance payments under the 1996 Plan to certain executive officers to be deductible by the Company for federal income tax purposes. Section 162(m) imposes a $1,000,000 limit on the deductibility of compensation paid to certain executive officers. Stockholder approval of the 1996 Plan will enable awards made under the 1996 Plan to be excluded in calculating the $1,000,000 limit. Second, stockholder approval is required under Section 422 of the Code for the inclusion of incentive stock options in the 1996 Plan. Third, stockholder approval of the 1996 Plan is being sought to permit certain transactions under the 1996 Plan to be exempt from the Securities and Exchange Commission regulations on short-swing trading.

          During 1992, the Company's Board of Directors adopted the Hollywood 1992 Stock Option Plan. For a description of this plan, see "Stock Option Plans" discussed previously. The provisions of the 1996 Plan are summarized below. All such statements are qualified in their entirety by reference to the full text of the 1996 Plan, which is attached hereto as Exhibit A.

          The 1996 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The 1996 Plan is not a "qualified plan" within the meaning of Section 401 of the Code. The 1996 Plan will terminate on June 12, 2006, and thereafter no incentive stock options, non-qualified stock options or restricted stock awards (collectively, "awards") may be granted thereunder. The Board of Directors may amend or discontinue the 1996 Plan without the approval of the stockholders, subject to certain limitations. See "Amendment of the 1996 Plan" below.

          Nothing in the 1996 Plan or in any award granted pursuant to the 1996 Plan confers upon any employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of any person at any time.

          The proceeds from the sale of Common Stock pursuant to the exercise of or payment for awards under the 1996 Plan will be added to the general funds of the Company and used for general corporate purposes. The holder of an award granted pursuant to the 1996 Plan other than restricted stock does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued. Holders of restricted stock have all the rights of a stockholder of the Company, except for the right to transfer the restricted stock. Holders of restricted stock will also forfeit the restricted stock upon the occurrence of certain events. See "-- Termination and Forfeiture" below.

1996 Plan Benefits

          As discussed herein, stock option awards under the 1996 Plan will be determined by the Plan Committee in accordance with the terms of the 1996 Plan. Presently, no stock options have been awarded under the 1996 Plan to any participants. Accordingly, awards of stock options to be granted in the future to participants, including current or future named executive officers, cannot be determined at this time since the actual awards will be made at the discretion of the Plan Committee. No stock options were awarded in fiscal 1995 under the Company's 1992 Stock Option Plan. Therefore, if the 1996 Plan had been in effect in fiscal 1995, no stock options would have been awarded under such plan to the Company's chief executive officer, the named executive officers, the Company's executive officers as a group and all non-executive employees as a group.

Purpose and Eligibility

          The purposes of the 1996 Plan are to attract key employees and to encourage performance by providing such persons with a proprietary interest in the Company through the granting of awards. The 1996 Plan is designed to help achieve those purposes through the use of compensation strategies that will attract and retain those employees who are important to the long-term success of the Company.

          Any employee of the Company or its subsidiary corporations or partnerships (including officers or directors who are employees) is eligible to receive awards under the 1996 Plan at the discretion of the Plan Committee. See "Administration of the 1996 Plan" below. Non-employee directors are not eligible to participate in the 1996 Plan.

                 The Company had approximately 6,200 employees at May 31, 1996, all of whom are eligible to participate in the 1996 Plan.

Administration of the 1996 Plan

          The 1996 Plan is administered by the Plan Committee appointed by the Company's Board of Directors. The current members of the Plan Committee are James A. Colquitt and Theodore H. Strauss. Members of the Plan Committee serve at the will of the Board and may be removed, with or without cause, from the Plan Committee at any time at the Board's discretion.

          The Plan Committee has full discretion to grant awards under the 1996 Plan, to interpret the 1996 Plan, to make such rules as it deems advisable in the administration of the 1996 Plan and to take all other actions advisable to administer the 1996 Plan. The Plan Committee shall determine the eligible persons to whom awards will be granted and will set forth the terms of the awards in award agreements, so long as those terms are not inconsistent with the 1996 Plan.

Awards

          The Plan Committee may grant or award incentive stock options, non-qualified stock options and restricted stock. Stock options which are intended to qualify for special tax treatment under particular provisions of the Code, are considered "incentive stock options," and options which are not intended to so qualify are considered "non-qualified stock options." See "Certain Federal Income Tax Aspects" below.

          Restricted stock may be awarded by the Plan Committee and will be subject to such terms, conditions and restrictions as the Plan Committee deems appropriate. Restrictions may include limitations on the right to transfer or pledge the restricted stock until the expiration of a specified period of time and forfeiture of the restricted stock upon the occurrence of certain events such as termination of employment prior to the expiration of a specified period of time. See "Restrictions" below.

          The maximum number of shares of Common Stock presently authorized for issuance under the 1996 Plan is 3,000,000, subject to adjustment for stock splits and similar events. Shares to be issued may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to awards that are expired, terminated, forfeited, settled in cash in lieu of Common Stock or exchanged for awards that do not involve Common Stock are available for further grants of awards under the 1996 Plan.

Award Agreements

          Each award granted under the 1996 Plan is required to be evidenced by an award agreement, which designates the type of award (or combination of awards) being granted and sets forth the number of shares or the total cash amount subject to each award (if applicable), the award or exercise price (if applicable), the maximum term of the award, any rules related to forfeiture, the vesting or restriction schedule or criteria (if applicable), the date of grant, and any other terms, provisions, limitations and performance requirements of the award. The Plan Committee may require that each participant irrevocably grant to the Company a power of attorney to transfer to the Company any shares forfeited under the award and that the stock certificates evidencing shares of restricted stock be held in custody by the Company until the restrictions have lapsed.

          The exercise period for an award may not extend longer than ten years from the date the award is granted and, in the case of incentive stock options, is limited to five years from the date of grant for certain employees owning more than 10% of the outstanding shares of Common Stock.

          If the Plan Committee establishes a purchase price for an award, the participant must accept the award of stock within a period of 30 days (or such shorter period as the Plan Committee may specify) after the date of grant by executing an award agreement and paying the purchase price.

Exercise of Awards

          The exercise price for a stock option will be determined by the Plan Committee and will be at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding shares of Common Stock) of the fair market value of the Common Stock on the date of grant.

          On the date that the participant desires to exercise a stock option (the "Exercise Date"), the participant must pay the total exercise price of the shares to be purchased by delivering to the Company cash, a certified check, bank draft, or money order in the amount of the exercise price, or Common Stock (including restricted stock) having a fair market value equal to the exercise price or any other form of payment which is acceptable to the Plan Committee. In the event that shares of restricted stock are tendered to exercise a stock option, that number of shares of Common Stock issued upon the exercise of the option equal to the number of shares of restricted stock used as consideration to exercise the option will be subject to the same restrictions as the restricted stock so tendered. If the participant fails to pay the exercise price on the Exercise Date or fails to accept delivery of the Common Stock to be issued upon exercise, the participant's option may be terminated by the Company.

Restrictions

          Under the 1996 Plan, the Plan Committee determines the vesting schedule, restrictions or conditions, if any, applicable to any award granted. Once vested, awards may be exercised at any time during the award period. Restricted stock may be subject to certain restrictions and conditions which may include length of continuous service, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates or other comparable measurements of Company performance. The Plan Committee may, in its discretion and in accordance with the terms of the 1996 Plan, accelerate any vesting schedule or otherwise remove any restrictions or conditions applicable to an award. Any restricted stock award or performance award made in the form of Common Stock to a participant who is a director, executive officer or 10% or greater stockholder of the Company as determined under Section 16 of the Exchange Act (an "insider") must be held by that participant for at least six months from the date of the award.

          No participant may receive during any fiscal year awards covering an aggregate of more than 150,000 shares of Common Stock under the 1996 Plan.

          The grant of incentive stock options to each participant is subject to a $100,000 calendar year limit. This limitation prohibits the grant of an incentive stock option that would entitle the recipient to purchase, thereunder and together with other incentive options, securities worth more than $100,000 (based upon the aggregate fair market value of the securities underlying such options on the date of grant) in the year in which such options first become exercisable. See "Certain Federal Income Tax Aspects" for additional limitations on incentive stock options.

          A participant who is an insider cannot exercise a stock option until at least six months have expired from the date of grant of the award. Stock options and restricted stock that have not yet vested or are subject to forfeiture are not transferable or assignable other than by will or by the laws of descent and distribution or, in the case of nonqualified stock options and restricted stock, pursuant to the terms of a qualified domestic relations order as defined in the Code.

          The Company is not required to sell or issue shares of Common Stock under any award if the issuance of Common Stock would violate any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum on which shares of Common Stock are traded (including
Section 16 of the Exchange Act). As a condition of any sale or issuance of shares of Common Stock under an award, the Plan Committee may require such agreements or undertakings, if any, as it may deem necessary or advisable to ensure compliance with any such law or regulation.

Termination and Forfeiture

          Upon termination of the participant's employment with the Company and its subsidiaries, a participant's stock options will be exercisable as specified in the award agreement, provided the award is exercised prior to the date of its stated expiration. Upon termination of a participant's employment for any reason, the participant will forfeit the nonvested portions of all stock options and restricted stock awards the participant then holds. If a participant forfeits nonvested shares of restricted stock and has paid consideration to the

Company for such forfeited restricted stock, the Company is required to repay such consideration to the participant.

Adjustments

          The 1996 Plan provides that the maximum number of shares issuable under the 1996 Plan as a whole and to each participant individually, the number of shares issuable upon exercise of outstanding stock options, and the exercise prices of such awards are subject to such adjustments as are appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization or increase or decrease in shares of Common Stock without receipt of consideration of or by the Company.

          If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an award will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the award holder would have been entitled to receive had he or she exercised his or her award immediately prior to such event. Notwithstanding these adjustment provisions, all awards granted under the 1996 Plan may be canceled by the Company upon a merger or consolidation of the Company in which the Company is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of the Company, subject to each participant's right to exercise his or her award as to the shares of Common Stock covered by that award for a period of 30 days immediately preceding the effective date of such event.

          The 1996 Plan provides that in the event of a "Change of Control" of the Company, all unmatured installments of awards will become fully accelerated and exercisable in full. "Change of Control" is defined as the occurrence of the following events: (i) a consolidation, merger or share exchange in which the Company does not survive or in which shares of Common Stock would be converted into cash, securities or other property, unless the Company's stockholders retain the same proportionate common stock ownership in the surviving company after the merger or Jack E. Pratt, Edward T. Pratt, Jr., William D. Pratt or certain affiliates or associates of such persons (each of such persons being a "Pratt Family Member") own a majority of the voting power of the capital stock of the surviving or resulting entity, (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company's assets, other than a sale, lease, exchange or other transfer to a Pratt Family Member, (iii) the approval by the Company's stockholders of a plan to dissolve or liquidate the Company, unless such plan is approved by all of the Pratt Family Members who then own capital stock of the Company, (iv) the termination of control of the Company by directors in office as of effective date of the 1996 Plan and their successors approved in accordance with the terms of the 1996 Plan, by virtue of their ceasing to constitute a majority of the entire Board of Directors, (v) the acquisition of beneficial ownership of 20% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned less than 10% of such voting power on the date the 1996 Plan was approved by the Board of Directors or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of such voting power as of such date, in each case subject to certain exceptions, including acquisitions by a Pratt Family Member or (vi) the appointment of a trustee in a bankruptcy proceeding involving the Company.

          If the Company makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the prices then in effect with respect to each outstanding award will be reduced in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock as a result of such distribution.

          Stock options and restricted stock may also be granted under the 1996 Plan in substitution for stock options and restricted stock held by employees of a corporation who become management employees of the Company or a subsidiary as a result of a merger, consolidation or stock acquisition.

Amendment of the 1996 Plan

          The 1996 Plan provides that the Board of Directors may from time to time discontinue or amend the 1996 Plan without the consent of the stockholders unless stockholder approval is required by applicable law, rule or regulation. The 1996 Plan also provides the Board of Directors with the power and authority, subject to certain conditions, to amend the 1996 Plan in any manner advisable in order for stock options to qualify for the exemption granted under Section 16b (and any changes or amendments thereto) of the Exchange Act. In addition, subject to certain conditions, if an amendment would adversely affect an outstanding award, the consent of the participant holding that award must be obtained.

Certain Federal Income Tax Aspects

          Withholding.  Withholding of Federal taxes at applicable rates will be
          -----------
required in connection with any ordinary income realized by a participant by reason of the exercise of awards granted pursuant to the 1996 Plan. A participant must pay such taxes to the Company in cash or Common Stock prior to the receipt of any Common Stock certificate.

          Nonqualified Stock Options.  The granting of a nonqualified stock
          --------------------------
option will not result in Federal income tax consequences to either the Company or the optionee. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction.

          For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee upon exercise of the option. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company. Long-term capital gains are currently taxed at a maximum rate of 28% and short-term capital gains are currently taxed as ordinary income. Ordinary income is currently taxed at five rates, depending upon a taxpayer's income level: 15%, 28%, 31%, 36% and 39.6%.

          Incentive Stock Options.  In general, no income will be recognized by
          -----------------------
an optionee and no deduction will be allowed to the Company at the time of the grant or exercise of an incentive stock option granted under the 1996 Plan.
When the stock received on exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. Long-term capital gains are currently taxed at a maximum rate of 28% and short-term capital gains are currently taxed as ordinary income. If these holding period requirements under the Code are not satisfied, the sale of stock received upon exercise of an incentive stock option is treated as a "disqualifying disposition", and the optionee must notify the Company in writing of the date and terms of the disqualifying disposition.

          In general, the optionee will recognize at the time of a disqualifying disposition ordinary income in an amount equal to the amount by which the lesser of (i) the fair market value of the Common Stock on the date the incentive stock option is exercised or (ii) the amount realized on such disqualifying disposition, exceeds the exercise price. The optionee will also recognize capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the optionee will be long-term or short-term depending upon the holding period for the stock sold. Long-term capital gains are currently taxed at a maximum rate of 28% and short-term capital gains are currently taxed as ordinary income. Ordinary income is currently taxed at five rates, depending upon a taxpayer's income level: 15%, 28%, 31%, 36% and 39.6%. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of the ordinary income the optionee recognizes.

          Although an optionee will not realize ordinary income upon the exercise of an incentive stock option, the excess of the fair market value of the shares acquired at the time of exercise over the option price is included in "alternative minimum taxable income" for purposes of calculating the optionee's alternative minimum tax, if any, pursuant to Section 55 of the Code.

          Restricted Stock.  A participant who receives a grant of restricted
          ----------------
stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). If a participant is subject to Section 16(b) of the Exchange Act on the date of the award, the shares generally will be deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However, the participant may elect under
Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

          Other Tax Matters.  If unmatured installments of awards are
          -----------------
accelerated as a result of a Change of Control (see "Adjustments" above), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and
(ii) the loss by the Company of a compensation deduction.

Vote Required

          The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to adopt the 1996 Plan.

Recommendation

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE HOLLYWOOD CASINO CORPORATION 1996 LONG-TERM INCENTIVE PLAN.


              PROPOSAL TO APPROVE THE HOLLYWOOD CASINO CORPORATION
                     1996 NON-EMPLOYEE DIRECTOR STOCK PLAN

General

          The Board of Directors of the Company adopted the Hollywood Casino Corporation 1996 Non-Employee Director Stock Plan (the "Directors' Plan"), effective as of June 12, 1996. The Directors' Plan is being submitted for stockholder approval at this annual meeting, because under Rule 16b-3 of the Exchange Act, stockholder approval is required to permit future stock option grants to non-employee directors under the

Directors' Plan to be exempt from the Securities and Exchange Commission regulations on short-swing trading. These regulations provide that all profits realized from a purchase and sale or a sale and purchase of a company's securities within any six month period by a director, an officer or the owner of more than 10% of any registered class of a company's capital stock must be returned to the company. The receipt of an option grant is deemed to be a purchase for the purposes of such regulations unless the option grant is exempt under Rule 16b-3. An option grant that is not exempt must therefore be matched with any sale of Common Stock to determine whether a short-swing profit was earned. The lack of an exemption from the short-swing trading regulations for an option grant could cause a new outside director inadvertently to violate the short-swing trading rules by receiving an automatic grant under the Directors' Plan, if such director had sold any shares of common stock of the Company during the period beginning six months prior to, and ending six months after, the date of the option grant. Even an inadvertent violation would cause a new non-employee director to be required to return any short-swing profits to the Company. The lack of an exemption thus could make it more difficult to attract outside directors to the Company.

          The Directors' Plan provides that each director who is not an employee of the Company or any subsidiary of the Company (an "outside director") will receive a nonqualified option to purchase 10,000 shares of Class A Common Stock of the Company ("Common Stock") on the effective date of the Directors' Plan and that each outside director who joins the Company's Board of Directors in the future will receive a nonqualified option to purchase 10,000 shares of Common Stock. Additionally, outside directors will receive a nonqualified option to purchase 2,500 shares of Common Stock on January 15th of each year. On June 12, 1996, the Company granted options to purchase 10,000 shares of Common Stock to the two outside directors of the Company, James A. Colquitt and Theodore H. Strauss. Such options have an exercise price of $6.25 per share, which represented the market value per share of the Common Stock on the date of grant. These options are subject to stockholder approval of the Directors' Plan, vest six months after the date of grant and will expire no later than ten years after the date of grant. The last reported sale price as reported by Nasdaq on June 21, 1996 of the Common Stock was $6.50 per share. For a discussion of the federal income tax consequences of the issuance of these options, please see "Certain Federal Income Tax Aspects" below.

          Additionally, an outside director may elect under the Directors' Plan to take all or part of his or her retainer fee in the form of Common Stock based on the market value of the Common Stock at the end of the applicable period for which the retainer fee is being paid.

          The provisions of the Directors' Plan are summarized below. All such statements are qualified in their entirety by reference to the full text of the Directors' Plan, which is attached hereto as Exhibit B.

          The Directors' Plan is not subject to the provisions of ERISA. The Directors' Plan is not a "qualified plan" within the meaning of Section 401 of the Code. The Directors' Plan will terminate on June 12, 2006, and thereafter no options may be granted thereunder. The Board of Directors may amend or discontinue the Directors' Plan without the approval of the stockholders, subject to certain limitations. See "Amendment of the Directors' Plan" below.

          The holder of an option granted pursuant to the Directors' Plan does not have any of the rights or privileges of a stockholder except with respect to shares that have been actually issued. Nothing in the Directors' Plan or in any option granted pursuant to the Directors' Plan may be construed as to create an employer-employee relationship between the Company and the participant. The proceeds from the sale of Common Stock pursuant to the exercise of options granted under the Directors' Plan will be added to the general funds of the Company and used for general corporate purposes.

Purpose and Eligibility

          Only outside directors of the Company are eligible to receive options under the Directors' Plan. At the present time, this group of outside directors consists of two members: James A. Colquitt and Theodore H. Strauss.

          The purposes of the Directors' Plan are to attract outside directors and to encourage performance by providing such persons with a proprietary interest in the Company through the granting of stock options. The Directors' Plan is designed to help achieve those purposes through the use of stock-based compensation strategies that will attract and retain outside directors who can contribute to the long-term success of the Company.

Administration of the Directors' Plan

          The Directors' Plan shall be administered by the Plan Committee appointed by the Company's Board of Directors. The current members of the Plan Committee are James A. Colquitt and Theodore H. Strauss. Members of the Plan Committee serve at the will of the Board and may be removed, with or without cause, from the Plan Committee at any time at the Board's discretion.

          The Plan Committee will make such rules and regulations as it deems appropriate. Any interpretation, determination or other actions made or taken by the Plan Committee will be final, binding and conclusive on all parties.

Stock Options

          The maximum number of shares of Common Stock presently authorized for issuance under the Directors' Plan is 150,000, subject to adjustment for stock splits and similar events. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. If an option granted under the Directors' Plan terminates or expires without having been exercised in full, the unexercised shares subject to that option will be available for further grants of options under the Directors' Plan.

          All stock options granted under the Directors' Plan are designated as stock options that are not intended to qualify for special tax treatment under
Section 422 of the Code ("nonqualified stock options"). See "Certain Federal Income Tax Aspects" below. Each nonqualified stock option granted under the Directors' Plan is required to be evidenced by a stock option agreement, which sets forth the material terms and provisions of the stock option.

          Under the Directors' Plan, an option to purchase 10,000 shares of Common Stock was granted to each outside director of the Company as of June 12, 1996. Each person who becomes an outside director of the Company after that date will automatically receive an option to purchase 10,000 shares of Common Stock on the date that person becomes a director. Additionally, outside directors will receive a nonqualified option to purchase 2,500 shares of Common Stock on January 15th of each year. The exercise price for all stock options granted under the Directors' Plan is 100% of the fair market value of the Common Stock on the date of grant. The option period extends for ten years from the date the option is granted, subject to earlier forfeiture in the event a director ceases to serve as such. See "Restrictions" below.

          On the date that the participant desires to exercise stock options, the participant is required to deliver to the Company the total exercise price of the shares to be purchased, in cash, or by means of a certified check, a bank draft, a money order, or in Common Stock owned by the participant having a market value equal to the exercise price, or by any other form of payment which is acceptable to the Plan Committee. If the participant fails to pay for any of the option shares or fails to accept delivery of those shares, the participant's right to purchase such shares may be terminated by the Company.

Stock in Lieu of Retainer Fees

          An outside director may elect under the Directors' Plan to take all or part of his or her retainer fee in the form of Common Stock based on the market value of the Common Stock at the end of the applicable period for which the retainer fee is being paid. Generally, an election to receive stock in lieu of a retainer fee must be made at least six months in advance and will be irrevocable for six months after it is made.

Restrictions

          The options granted and to be granted under the Directors' Plan are not transferable or assignable other than by will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the Code.

          Stock options may be exercised at any time during the option period after the expiration of six months from the date of grant. Upon termination of the participant's service as a director with the Company and its subsidiaries due to death or total and permanent disability, his or her option may be exercised for a period of 12 months after such termination of service, unless the expiration of the original option period is sooner. Total and permanent disability is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period for not less than 12 months. Upon the termination of the participant's service as a director with the Company and its subsidiaries by reason of retirement after attaining the Company's normal retirement age, he or she may exercise such option for a period of three months after such retirement.

          In the event of a termination of a participant's service as a director other than as a result of death, retirement after attaining the Company's normal retirement age or total and permanent disability, the participant will forfeit all previously vested and unexercised stock options on the 30th day after the date of termination. In the event of termination of employment prior to the date of such stockholder approval, however, this 30-day period will commence on the date of such stockholder approval.

          Common Stock received in lieu of a retainer fee is fully vested upon receipt.

          The Company is not required to sell or issue shares of Common Stock under any stock option if the issuance of Common Stock would violate any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including Section 16 of the Exchange Act). As a condition of any sale or issuance of shares of Common Stock under a stock option, the Plan Committee may require such agreements or undertakings, if any, as the Plan Committee may deem necessary or advisable to assure compliance with any such law or regulation.

Adjustments

          The Directors' Plan provides that the number of shares issuable under the Directors' Plan and upon exercise of outstanding options and the exercise prices of such options are subject to such adjustments as are appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization or increase or decrease in shares of Common Stock without receipt of consideration of or by the Company.

          If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an option will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the option holder would have been entitled to receive had he or she exercised his or her option immediately prior to such event. Notwithstanding these adjustment provisions, all stock options granted under the Directors' Plan may be canceled by the Company upon a merger or consolidation of the Company in which the Company is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of the Company, subject to each optionee's right to exercise his or her option as to the shares of Common Stock covered by that option for a period of 30 days immediately preceding the effective date of such event.

          Upon the occurrence of an event requiring adjustment of the exercise price or shares issuable upon exercise, the Company is required to mail a copy of its computation of the adjustment to all optionees, which will be binding on each optionee.

          If the Company makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the exercise prices then in effect with respect to each outstanding stock option will be reduced in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock as a result of such distribution.

Amendment of the Directors' Plan

          The Directors' Plan provides that the Board of Directors may from time to time discontinue or amend the Directors' Plan without the consent of the stockholders unless such discontinuance or amendment is required by applicable law, rule or regulation. The Directors' Plan also provides the Board of Directors with the power and authority, subject to certain conditions, to amend the Directors' Plan in any manner advisable in order for stock options to qualify for the exemption granted under Section 16b (and any changes or amendments thereto) of the Exchange Act. In addition, subject to certain conditions, if an amendment would adversely affect the holder of an outstanding stock option or shares received under the Directors' Plan, the consent of the participant holding that option must be obtained. The provisions of the Directors' Plan governing the eligibility of participants and the amount, timing and exercise price of options to be granted under the Directors' Plan cannot be amended more than once every six months other than to comport with changes in the Code, ERISA or rules thereunder.

Certain Federal Income Tax Aspects

          The granting of a non-qualified stock option plan will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction.

          For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee upon exercise of the option. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company. Long-term capital gains are currently taxed at a maximum rate of 28% and short-term capital gains are currently taxed as ordinary income. Ordinary income is currently taxed at five rates, depending upon a taxpayer's income level: 15%, 28%, 31%, 36% and 39.6%.

          Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by an optionee by reason of the exercise of stock options granted pursuant to the Directors' Plan. A participant must pay such taxes to the Company in cash prior to the receipt of any Common Stock certificate.

Vote Required

          The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to adopt the Directors' Plan.

Recommendation

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE HOLLYWOOD CASINO CORPORATION 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN.


                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          Upon the recommendation of the Audit Committee and subject to ratification by the stockholders at the Annual Meeting, the Board of Directors has appointed Arthur Andersen LLP ("Andersen") to serve as the independent public accountants of the Company for its fiscal year ending December 31, 1996. Andersen, which has served as the independent public accountants of the Company since 1990, follows a policy of rotating the engagement partner every seven years. Other partners and non-partner personnel are rotated on a periodic basis. Representatives of Andersen are not expected to be present at the Annual Meeting to make a statement or to respond to questions. If the appointment of Andersen is not ratified by the stockholders, the Board of Directors will appoint other independent public accountants based upon the recommendation of the Audit Committee.

          The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Andersen.

Recommendation

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1996.

                                 OTHER BUSINESS

          The Board of Directors knows of no other business that may properly be, or that is likely to be, brought before the Annual Meeting. If, however, any other business should properly be presented to the Annual Meeting, the persons named in the accompanying Proxy will vote the Proxy as in their discretion they may deem desirable.

                             STOCKHOLDER PROPOSALS

          Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proposals for inclusion in the Company's proxy statement for consideration at its Annual Meeting of Stockholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1997 Annual Meeting, stockholder proposals must be received by the Company by January 3, 1997, and must otherwise comply with the requirements of Rule 14a-8.

                    COPIES OF THE ANNUAL REPORT ON FORM 10-K
               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

          The Annual Report covering the Company's year ended December 31, 1995, including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the materials for the solicitation of Proxies. A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission without exhibits will be sent without change to any shareholder upon written request. Such exhibits are listed in Part III of Form 10-K, and the Company will furnish, for a minimal charge, any such exhibit to each stockholder upon written request. Written requests for the Form 10-K or exhibits thereto should be directed to Investor Relations, Hollywood Casino Corporation, Two Galleria Tower, Suite 2200, 13455 Noel Road, LB 48, Dallas, Texas 75240.

                    BY ORDER OF THE BOARD OF DIRECTORS


                    William D. Pratt, Secretary


July 3, 1996
Dallas, Texas



          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       Exhibit A


                          HOLLYWOOD CASINO CORPORATION

                         1996 LONG-TERM INCENTIVE PLAN
                         -----------------------------

          The Hollywood Casino Corporation 1996 Long-Term Incentive Plan (hereinafter called the "Plan") was adopted by the Board of Directors of
                         ----
Hollywood Casino Corporation, a Delaware corporation (hereinafter called the

"Company"), effective as of June 12, 1996, and was approved by the Company's
- --------
stockholders on ______________, 1996.


                                   ARTICLE 1
                                    PURPOSE
                                    -------

          The purpose of the Plan is to attract and retain key management employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options or restricted stock, whether granted singly or in combination, that will

              (a) increase the interest of  such persons in
                  the Company's welfare;

              (b) furnish an incentive to such persons to continue their services for the Company; and

              (c) provide a means through which the Company may attract able persons as employees.

                                   ARTICLE 2
                                  DEFINITIONS
                                  -----------

          For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          2.1 "Act" means the Illinois Act, the Mississippi Act, the New Jersey Act, and any other gaming laws to which the Company is or may be subject.

          2.2 "Award" means the grant of any Incentive Stock Option, Non-qualified Stock Option or Restricted Stock, whether granted singly or in combination (each individually referred to herein as an "Incentive").

          2.3 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

          2.4  "Award Period" means the period during
which one or more Incentives granted under an Award may be exercised.

          2.5  "Board" means the board of directors of the Company.

          2.6 "Change of Control" means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common

Stock of the surviving corporation immediately after such transaction or in which a Pratt Family Member owns a majority of the combined total voting power of each class of capital stock of the surviving or resulting corporation; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company other than a sale, lease, exchange or transfer to a Pratt Family Member; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company unless such liquidation or dissolution is approved by all of the Pratt Family Members who then own or hold beneficially or of record any shares of capital stock of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act")) of an aggregate of 20% of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) [who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the date of this Plan], provided, however, that
                                             --------  -------
notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (w) a Pratt Family Member, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or
(vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

          2.7  "Code" means the Internal Revenue Code of 1986, as amended.

          2.8 "Commission" means the Illinois Commission, the Mississippi Commission, the New Jersey Commission, and any other similar gaming entity to which the Company is or may be, subject in the future.

          2.9 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

          2.10 "Common Stock" means the Class A Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue.

          2.11 "Company" means Hollywood Casino Corporation, a Delaware corporation, and any successor entity.

          2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

          2.13 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

          2.14 "Fair Market Value" of a share of Common Stock means (i) the closing price per share on any stock exchange on which the Common Stock is traded, (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market or
(iii) as determined by the Committee if the Common Stock is not traded on an exchange or quoted on an over-the-counter market, whichever is applicable.

          2.15 "Illinois Act" means the Illinois Riverboat Gambling Act, Ill. Rev. Stat. ch. 120, Paragraph 2401 et seq., as amended, and the regulations
                                   -- ---
promulgated and rulings issued thereunder, and any other Illinois statute regulating gaming activity.

          2.16 "Illinois Commission" means the Illinois Gaming Board established pursuant to Section 5 of the Illinois Act.

          2.17 "Incentive Stock Option" or "ISO" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

          2.18 "Mississippi Act" means the Mississippi Gaming Control Act, as amended and the regulations promulgated and rulings issued thereunder, and any other Mississippi statute regulating gaming activity.

          2.19 "Mississippi Commission" means the Mississippi Gaming Commission established pursuant to the Mississippi Act.

          2.20 "New Jersey Act" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12 1, et seq., as amended, and the regulations promulgated and
                   -- ---
rulings issued thereunder, and any other New Jersey statute regulating gaming activity.

          2.21 "New Jersey Commission" means the New Jersey Casino Control Commission.

          2.22 "Non-qualified Stock Option" or "NQSO" means a non-qualified stock option, granted pursuant to this Plan.

          2.23 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

          2.24 "Participant" shall mean an Employee of the Company or a Subsidiary to whom an Award is granted under this Plan.

          2.25 "Plan" means this Hollywood Casino Corporation 1996 Long-Term Incentive Plan, as amended from time to time.

          2.26 "Pratt Family Member" means Jack E. Pratt, Edward T. Pratt, Jr., William D. Pratt, or any affiliate or associate (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act) of any of those persons.

          2.27 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

          2.28 "Retirement" means any Termination of Service pursuant to the terms of any pension plan or policy of the Company which is applicable to such Participant at the time of his or her Termination of Service, or if no such plan or policy exists, the attainment of either (i) age 65, or (ii) age 55 and the completion of 10 full years of service with the Company.

          2.29 "Stock Option" means a Non-qualified Stock Option or an Incentive Stock Option.

          2.30 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership, if the partners thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships or partnerships.

          2.31 "Termination of Service" occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason.

          2.32 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee.

                                   ARTICLE 3
                                 ADMINISTRATION
                                 --------------

          The Plan shall be administered by a committee appointed by the Board (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

          Membership on the Committee shall be limited to those members of the Board who are disinterested persons under Rule 16b-3(c) promulgated pursuant to the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

          The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination.

          The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

                                   ARTICLE 4
                                  ELIGIBILITY
                                  -----------

          Any Employee (including an Employee who is also a director or an officer) whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the

Company is eligible to participate in the Plan. Non-employee directors shall not be eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions.
The Committee's determinations under the Plan (including without limitation determinations of which Employees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5
                             SHARES SUBJECT TO PLAN
                             ----------------------

          The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan is three million (3,000,000) (as may be adjusted in accordance with Articles 13 and 14 hereof). Shares to be issued may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or expired unexercised, shall immediately become available for Awards under the Plan.

          During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6
                                GRANT OF AWARDS
                                ---------------

          6.1 In General. The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such options granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

          If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

          6.2  Maximum ISO Grants.   The Committee may not grant Incentive Stock
Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit, such Stock Option shall be a Non-qualified Stock Option.

          6.3 Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than one hundred fifty thousand (150,000) shares of Common Stock.

          6.4 Restricted Stock. If Restricted Stock is granted to a Participant under an Award, the Committee shall set forth in the related Award
Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified performance goals, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.

          (a) Legend on Shares. Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 17.10 of the Plan. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock.

          (b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

              (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate. If the Restricted Stock is held by an insider (as defined in Section 8.2 of the Plan), the Restriction Period shall be at least six months from the Date of Grant.

              (ii) Except as provided in sub-paragraph (i) above, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that
          (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

              (iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant and, subject to paragraph (d) of Article 14 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

              (iv) Subject to the provisions of the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within 5 business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

                                   ARTICLE 7
                                  OPTION PRICE
                                  ------------

          The Option Price for any share of Common Stock which may be purchased under a Stock Option shall be at least One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant. If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

                                   ARTICLE 8
                             AWARD PERIOD; VESTING
                             ---------------------

          8.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service in accordance with this Article 8 and Article 9. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

          8.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be exercised. Notwithstanding anything in the Plan to the contrary, a participant who is a director, executive officer or 10% or greater stockholder of the Company under Section 16 of the 1934 Act and the rules promulgated thereunder (an "insider") cannot exercise a Stock Option until at least six months have expired from the Date of Grant.

                                   ARTICLE 9
                             TERMINATION OF SERVICE
                             ----------------------

          In the event of Termination of Service of a Participant, a Stock Option may only be exercised as determined by the Committee and provided in the Award Agreement.

                                   ARTICLE 10
                             EXERCISE OF INCENTIVE
                             ---------------------

          10.1 In General. A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth therein and in
Article 9. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions, and restrictions of the Plan.

          In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing of the shares of Common Stock on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Incentive may be exercised for a fractional share of Common Stock. The granting of an Incentive shall impose no obligation upon the Participant to exercise that Incentive.

          Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, certified check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock), valued at its Fair Market Value on the Exercise Date, and/or (c) any other form of payment which is acceptable to the Committee. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted. Common Stock which is acquired by the Participant pursuant to the exercise of a Stock Option may not be used to exercise a subsequent Stock Option until and unless such shares have been held for a period of six months.

          Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

          10.2 Disqualifying Disposition of ISO. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

                                   ARTICLE 11
                          AMENDMENT OR DISCONTINUANCE
                          ---------------------------

          Subject to the limitations set forth in this Article 11, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the 1934 Act and
Section 162(m) of the Code, including any successors to such Rule and Section, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

          Subject to the forgoing, the Board shall have the power and authority to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) or to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Rule 16b-3 or Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any stock option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 11 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE 12
                                      TERM
                                      ----

          The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on June 12, 2006, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 13
                              CAPITAL ADJUSTMENTS
                              -------------------

          If at any time while the Plan is in effect, or unexercised Stock Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

              (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock then subject to being awarded to a Participant, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

              (ii) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

          Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

          Upon the occurrence of each event requiring an adjustment with respect to any Stock Option, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 14
                          RECAPITALIZATION, MERGER AND
                        CONSOLIDATION; CHANGE IN CONTROL
                        --------------------------------

          (a) The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

          (c) In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Incentives may be cancelled by the Company as of the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Incentives.

          (d) In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all unmatured installments of Incentives outstanding shall thereupon automatically be accelerated and exercisable in full and all Restriction Periods applicable to Awards of Restricted Stock shall automatically expire. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                   ARTICLE 15
                           LIQUIDATION OR DISSOLUTION
                           --------------------------

          In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise of a Stock Option (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE 16
                         INCENTIVES IN SUBSTITUTION FOR
                    INCENTIVES GRANTED BY OTHER CORPORATIONS
                    ----------------------------------------

          Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become management Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives stock appreciation right in substitution for which they are granted.

                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS
                            ------------------------

          17.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

          17.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

          17.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the

Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

          17.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

          17.5  Compliance With Other Laws and Regulations.   Notwithstanding
anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including without limitation any gaming laws or Section 16 of the 1934 Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

          17.6 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant or, if the Participant is not an insider (as defined in Section 8.2 of the Plan), by the Company's withholding a number of shares to be issued upon the exercise of a Stock Option, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

          17.7 Non-Assignability. An Incentive granted to a Participant may not be transferred or assigned other than by will or by the laws of descent and distribution, and in the case of a Non-qualified Stock Option, may also be assigned pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. If the Participant attempts to alienate, assign, pledge, hypothecate, or otherwise dispose of his Incentive or any right thereunder, except as provided for in this Plan or the Award Agreement, or in the event of any levy, attachment, execution, or similar process upon the right or interest conferred by this Plan or the Award Agreement, the Committee may terminate the Participant's Incentive by notice to him, and it shall thereupon become null and void. In the case of a Restricted Stock Award or a cash Award, such Award, or any portion thereof, shall no longer be deemed to be an Incentive under this Section when such Award or portion of such Award becomes vested and all restrictions and conditions applicable to such Award or portion thereof have lapsed or been satisfied, as the case may be.

          17.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

          17.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

      On the face of the certificate:

          "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

      On the reverse:

          "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain Hollywood Casino Corporation 1996 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

          "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

     17.10 Commission. To the extent required by law, stock ownership under the Plan will be subject to review by each Commission pursuant to the provisions of the applicable Act. If, after exercise of any Stock Options or issuance of any Restricted Stock under the Plan, a Participant is found to be disqualified by a Commission, such person shall dispose of his shares of Common Stock and the Company shall have the absolute right to repurchase such shares at the then Fair Market Value, the Option Price or the purchase price (if applicable), whichever is the least.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of _________________________, 1996, by its President and Secretary pursuant to prior action taken by the Board.


                              Hollywood Casino Corporation



                              By:_________________________
                                 President


Attest:


_____________________________________________
Secretary

                                                                    Exhibit B


                         HOLLYWOOD CASINO CORPORATION

                     1996 NON-EMPLOYEE DIRECTOR STOCK PLAN
                     -------------------------------------

     The Hollywood Casino Corporation 1996 Non-Employee Director Stock Plan (hereinafter called the "Plan") was adopted by the Board of Directors of
                         ----
Hollywood Casino Corporation, a Delaware corporation (hereinafter called the

"Company"), effective as of June 12, 1996, and was approved by the Company's
- --------
stockholders on __________, 1996.

                                   ARTICLE 1
                                    PURPOSE
                                    -------

     The purpose of the Plan is to attract and retain key Outside Directors of Hollywood Casino Corporation and to provide such persons with a proprietary interest in the Company through the issuance of Common Stock that will

     (a) increase the interest of  such persons in the Company's welfare;

     (b) furnish an incentive to such persons to continue their services for the Company; and

     (c) provide a means through which the Company may attract able persons as directors.

                                   ARTICLE 2
                                  DEFINITIONS
                                  -----------

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 "Act" means the Illinois Act, the Mississippi Act, the New Jersey Act, and any other gaming laws to which the Company is or may be subject.

     2.2  "Board" means the board of directors of the Company.

     2.3  "Code" means the Internal Revenue Code of 1986, as amended.

     2.4 "Commission" means the Illinois Commission, the Mississippi Commission, the New Jersey Commission, and any other similar gaming entity to which the Company is or may be, subject in the future.

     2.5 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.6 "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue.

     2.7 "Company" means Hollywood Casino Corporation, a Delaware corporation, and any successor entity.

     2.8 "Date of Grant" means the effective date on which a Stock Option is awarded to an Outside Director (as defined in Article 4 of this Plan) as set forth in the applicable Stock Option Agreement.

     2.9 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

     2.10 "Fair Market Value" of a share of Common Stock means (i) the closing price per share on any stock exchange on which the Common Stock is traded, (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable or (iii) as determined by the Committee if the Common Stock is not traded on an exchange or quoted on an over-the-counter market, whichever is applicable.

     2.11 "Illinois Act" means the Illinois Riverboat Gambling Act, Ill. Rev. Stat. ch. 120, Paragraph 2401 et seq., as amended, and the regulations
                              -- ---
promulgated and rulings issued thereunder, and any other Illinois statute regulating gaming activity.

     2.12 "Illinois Commission" means the Illinois Gaming Board established pursuant to Section 5 of the Illinois Act.

     2.13 "Mississippi Act" means the Mississippi Gaming Control Act, as amended, and the regulations promulgated and rulings issued thereunder, and any other Mississippi statute regulating gaming activity.

     2.14 "Mississippi Commission" means the Mississippi Gaming Commission established pursuant to the Mississippi Act.

     2.15 "New Jersey Act" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12 1, et seq., as amended, and the regulations promulgated and rulings
             -- ---
issued thereunder, and any other New Jersey statute regulating gaming activity.

     2.16  "New Jersey Commission" means the New Jersey Casino Control
Commission.

     2.17 "Option Period" means the period during which a Stock Option may be exercised.

     2.18 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

     2.19 "Outside Director" means a director of the Company who is not an Employee.

     2.20 "Participant" shall mean an Outside Director of the Company who is entitled to participate in the Plan.

     2.21 "Plan" means this Hollywood Casino Corporation 1996 Non-Employee Director Stock Plan, as amended from time to time.

     2.22  "Retirement" means Termination of Service at or after attaining age
65.

     2.23 "Stock Option" means a non-qualified option to purchase Common Stock of the Company granted under this Plan.

     2.24 "Stock Option Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of a Stock Option.

     2.25 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership, if the partners thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships or partnerships.

     2.26 "Termination of Service as a Director" occurs when a Participant who is an Outside Director of the Company shall cease to serve as a director of the Company for any reason.

     2.27 "Total and Permanent Disability" means total and permanent disability as defined in Section 22(e) of the Code.

                                   ARTICLE 3
                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by a committee appointed by the Board (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     The Committee shall select one of its members to act as its Chairman and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and
(iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

                                 ARTICLE 4
                         ELIGIBILITY; GRANT OF OPTIONS
                         -----------------------------

          The Committee shall grant Stock Options as follows: (i) each Outside Director serving as such on the effective date of the Plan shall receive a Stock Option for 10,000 shares of Common Stock; (ii) each person who shall subsequently be elected or appointed after the effective date of the Plan to serve as an Outside Director and who shall not have previously served as an Outside Director of the Company shall receive a Stock Option for 10,000 shares of Common Stock; and (iii) each person serving as an Outside Director on January 15th of each calendar year shall receive a Stock Option for 2,500 shares of Common Stock. The Committee shall not grant Stock Options under any other circumstances.

          The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the total number of shares of Common Stock subject to the Stock Option, the Option Price, the maximum term of the Stock Option, the Date of Grant, and such other terms and provisions as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute a Stock Option Agreement with a Participant after the issuance of a Stock Option. Any Stock Option granted pursuant to this Plan must be granted within ten

(10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Stock Options under the Plan prior to the time of stockholder approval. Any such options granted prior to such stockholder approval shall be subject to such stockholder approval.

                                   ARTICLE 5
                             SHARES SUBJECT TO PLAN
                             ----------------------

          The maximum number of shares of Common Stock that may be issued under the Plan is one hundred and fifty thousand (150,000) (as may be adjusted in accordance with Articles 12 and 13 hereof). All Stock Options granted under the Plan shall be designated as non-qualified stock options. Shares of Common Stock to be issued under the Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to Stock Options which are forfeited, terminated, or settled in cash in lieu of Common Stock, or expired unexercised, shall immediately become available for grants of Stock Options under the Plan.

          During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6
                                  OPTION PRICE
                                  ------------

          The Option Price for any share of Common Stock which may be purchased under a Stock Option shall be One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant.

                                   ARTICLE 7
                           OPTION PERIOD; FORFEITURE
                           -------------------------

          A Stock Option may be exercised in whole or in part at any time during its Option Period after the expiration of six (6) months from its Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the end of its Option Period.

          The Option Period for each Stock Option will terminate at the first of the following to occur:


               (a) 5 p.m. on the tenth anniversary of the Date of Grant;

               (b) 5 p.m. on the date which is twelve (12) months following the Participant's Termination of Service as a Director due to death or Total and Permanent Disability;

               (c) 5 p.m. on the date which is three (3) months following the Participant's Termination of Service as a Director due to Retirement; or

               (d) 5 p.m. on the 30th day after the day of any other
          Termination of Service as a Director; provided, however, that if such termination occurs after the date this Plan is adopted but before this Plan is approved by the stockholders of the Company, such 30-day period shall begin to run on the effective date of such stockholder approval rather than on the date of termination.

                                   ARTICLE 8
                               EXERCISE OF OPTION
                               ------------------

          Stock Options may be exercised during the Option Period. Options may be exercised at such times and in such amounts as provided in this Plan and the applicable Stock Option Agreements, subject to the terms, conditions, and restrictions of the Plan.

          In no event may a Stock Option be exercised or shares of Common Stock be issued pursuant to a Stock Option if a necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Stock Option may be exercised for a fractional share of Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

          Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares of Common Stock to be purchased, payable as follows: (a) cash, certified check, bank draft, or money order payable to the order of the Company, (b) Common Stock, valued at its Fair Market Value on the Exercise Date, and/or (c) any other form of payment which is acceptable to the Committee. Common Stock which is acquired by the Participant pursuant to the exercise of a Stock Option may not be used to exercise a subsequent Stock Option until and unless such shares have been held for a period of six months.

          Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

                                   ARTICLE 9
                          AMENDMENT OR DISCONTINUANCE
                          ---------------------------

     Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Securities Exchange Act of 1934 Act, as in effect from time to time (the "1934 Act"), including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

     Subject to the forgoing, the Board shall have the power and authority to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) (including amendments as a result of changes to Rule 16b-3 or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the
Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement. To the extent required by the rules and regulations promulgated under Section 16 of the 1934 Act, Articles 4, 6 and 7 of the Plan shall not be amended more than once every six months, except that the foregoing shall not preclude any amendment to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder in effect from time to time. In the event of any such amendments to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any stock option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE 10
                       ELECTION TO RECEIVE COMMON STOCK
                        ---------------------------------
                              IN LIEU OF RETAINER
                              -------------------


     A Participant may elect to reduce all or part of the cash compensation otherwise payable for services to be rendered by him or her as a director (including the annual retainer fee and any fees payable for services on the Board or any committee thereon) and to receive in lieu thereof shares of Common Stock. Any such election (a) shall be in writing, (b) shall specify an amount of such compensation to be received in the form of Common Stock (expressed as a percentage of the compensation otherwise payable in cash, as an amount in dollars of compensation otherwise payable in cash or as a type of fee (e.g., retainer fee) otherwise payable in cash), (c) shall be made at least six months prior to the end of the first calendar quarter with respect to which such election is to apply and (d) may not be revoked or changed thereafter except as to compensation for services rendered at least six months after any such election to revoke or change is made in writing. Any such election shall continue in effect until six months after an election to revoke or change such election is made in writing.

     If a Participant elects pursuant to this Article 10 to receive Common Stock, there shall be issued to such Participant promptly after the end of each calendar quarter with respect to which such election applies a number of shares of Common Stock equal to the amount of such compensation divided by the Fair Market Value of a share of Common Stock on the last business day of the calendar quarter for which the compensation would have been paid in cash in the absence of such election. To the extent that the application of the foregoing formula would result in fractional shares of Common Stock being issuable, cash will be paid to the Participant in lieu of such fractional shares based upon the value established pursuant to such formula.

                                   ARTICLE 11
                                      TERM
                                      ----

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on June 12, 2006, but Stock Options granted before the date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 12
                              CAPITAL ADJUSTMENTS
                              -------------------

     If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

          (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being issued under the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so issued;

          (ii) Appropriate adjustments shall be made in the number of shares to be granted under Article 4 of the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall be granted under Article 4.

          (iii) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

     Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

     Upon the occurrence of each event requiring an adjustment with respect to any Stock Option, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                 ARTICLE 13
                   RECAPITALIZATION, MERGER AND CONSOLIDATION
                   ------------------------------------------

          (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

          (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Stock Options may be cancelled by the Company as of the effective date of any such reorganization, merger, consolidation, or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Stock Options.

          (d) Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares of Common Stock purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 14
                           LIQUIDATION OR DISSOLUTION
                           --------------------------

          In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                  ARTICLE 15
                          OPTIONS IN SUBSTITUTION FOR
                          ---------------------------
                  STOCK OPTIONS GRANTED BY OTHER CORPORATIONS
                  -------------------------------------------

          Stock Options may be granted under the Plan from time to time in substitution for such options held by directors of a corporation who become or are about to become Outside Directors in connection with a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS
                            ------------------------

          16.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

          16.2 No Employment Relationship. The Participant is not an Employee of the Company or any Subsidiary. Nothing herein shall be construed to create an employer-employee relationship between the Company and the Participant.

          16.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

          16.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Stock Option to purchase Common Stock of the Company or any other rights except as may be evidenced by a Stock Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

          16.5  Compliance With Other Laws and Regulations.   Notwithstanding
anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Stock Option if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including without limitation any gaming laws or Section 16 of the Securities Exchange Act of 1934); and, as a condition of any sale or issuance of shares of Common Stock under a Stock Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Stock Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

          16.6 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash or by check.

          16.7 Non-Assignability. A Stock Option granted to a Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. If the Participant attempts to alienate, assign, pledge, hypothecate, or otherwise dispose of his Stock Option or any right thereunder, except as provided for in this Plan or the Stock Option Agreement, or in the event of any levy, attachment, execution, or similar process upon the right or interest conferred by this Plan or the Stock Option Agreement, the Committee may terminate the Participant's Stock Option by notice to him, and it shall thereupon become null and void.

          16.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

          16.9  Legend.   If shares of Common Stock are issued upon exercise of
a Stock Option, and such transaction is not registered under the applicable federal and state securities laws, the certificate(s) representing such shares shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions of the applicable securities laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

          "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

          16.10 Commission. To the extent required by law, stock ownership under the Plan will be subject to review by each Commission pursuant to the provisions of the applicable Act. If, after the exercise of any Stock Options or the issuance of any Common Stock under the Plan, a Participant is found to be disqualified by a Commission, such person shall dispose of his shares of Common Stock and the Company shall have the absolute right to repurchase such shares at the then market price, the Option Price or the Fair Market Value, if any, whichever is the least.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of ________________, 1996, by its President and Secretary pursuant to prior action taken by the Board.


                                 Hollywood Casino Corporation



                                 By:________________________________
                                    President
Attest:


_______________________
Secretary

                          HOLLYWOOD CASINO CORPORATION
                         Two Galleria Tower, Suite 2200
                             13455 Noel Road, LB 48
                              Dallas, Texas  75240

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints William D. Pratt and Edward T. Pratt, Jr. as proxies, with the power to appoint their substitute, and hereby authorizes them to represent and vote as designated below, all of the shares of the Common Stock of Hollywood Casino Corporation (the "Company") held of record by the undersigned on June 21, 1996, at the Annual Meeting of Stockholders to be held on July 30, 1996, or any adjournment(s) thereof.

1. PROPOSAL TO ELECT AS CLASS III DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS TO HOLD OFFICE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

    FOR ALL nominees listed below                WITHHOLD AUTHORITY
    ___(except as marked to the contrary below)  ___to vote for all nominees below.

          Jack E. Pratt          Edward T. Pratt III       Theodore H. Strauss

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

________________________________________________________________________________

2. PROPOSAL TO APPROVE THE HOLLYWOOD CASINO CORPORATION 1996 LONG-TERM INCENTIVE PLAN


        __ FOR                  __ AGAINST                            __ ABSTAIN

3. PROPOSAL TO APPROVE THE HOLLYWOOD CASINO CORPORATION 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN

        __ FOR                  __ AGAINST                            __ ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1996.


        __ FOR                  __ AGAINST                            __ ABSTAIN

________________________________________________________________________________
                        (please sign on the other side)

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR THE ACTIONS UNDER PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4.

                                              Dated:____________________, 1996


                                              ________________________________
                                                          Signature


                                              ________________________________
                                                   Signature if Held Jointly

Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.